Exhibit 99.4


MBNA MASTER CREDIT CARD TRUST 1992-3

KEY PERFORMANCE FACTORS
February, 1997

Scheduled Maturity                                                 6/15/98

Coupon                                                  5.7875%


Excess Protection Level
   3 Month Average  5.08%
      February, 1997  5.68%
      January, 1997  3.89%
      December, 1996  5.68%

Cash Yield                                              17.58%

Investor Charge Offs                                    4.20%

Base Rate                                               7.71%

Over 35 Day Delinquency                                 5.15%

Seller's Interest                                       21.86%

Total Payment Rate                                      10.20%

Total Principal Balance                                $7,337,714,449.86

Investor Participation Amount                          $500,000,000.00

Seller Participation Amount                            $1,604,381,116.50